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                                                                    EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement No. 33-1465835 of Universal Forest Product, Inc. on Form S-8 of our report dated January 27, 1998, incorporated by reference in the Annual Report on Form 10-K of Universal Forest Products, Inc. for the year ended December 27, 1997.



DELOITTE & TOUCHE LLP
Grand Rapids, Michigan
March 27, 1998